EXECUTION VERSION NA_DECHERT.34101847.4 CHURCHILL NCDLC CLO-II, LLC, as Borrower U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Loan Agent and as Trustee under the Indenture and EACH OF THE CLASS A-L LENDERS PARTY HERETO AMENDED AND RESTATED CLASS A-L-R LOAN AGREEMENT Dated February 20, 2026

-i- NA_DECHERT.34101847.4 TABLE OF CONTENTS Page ARTICLE I DEFINITIONS Section 1.01 Defined Terms .......................................................................................................2 Section 1.02 Terms Generally ....................................................................................................3 Section 1.03 Conflict between Transaction Documents .............................................................4 ARTICLE II THE CLASS A-L LOANS Section 2.01 Commitments of the Class A-L Lenders ...............................................................4 Section 2.02 Class A-L Loan Notes ...........................................................................................5 Section 2.03 Principal; Interest Rate ..........................................................................................5 Section 2.04 Establishment of Class A-L Loan Account; Distributions ....................................6 Section 2.05 Register ..................................................................................................................7 Section 2.06 Additional Class A-L Loans ..................................................................................8 ARTICLE III REPRESENTATIONS AND WARRANTIES Section 3.01 Representations and Warranties ............................................................................8 Section 3.02 Several Representations and Covenants of Each Class A-L Lender .....................9 ARTICLE IV CONDITIONS Section 4.01 Refinancing Date .................................................................................................13 ARTICLE V THE LOAN AGENT AND THE TRUSTEE Section 5.01 Appointment ........................................................................................................13 Section 5.02 Certain Duties and Responsibilities .....................................................................13 Section 5.03 Compensation ......................................................................................................14 Section 5.04 Resignation and Removal; Appointment of a Successor ....................................14 Section 5.05 Acceptance of Appointment by Successor ..........................................................15

-ii- NA_DECHERT.34101847.4 Section 5.06 Loan Agent Criteria .............................................................................................16 Section 5.07 Merger, Conversion, Consolidation or Succession to Business of the Loan Agent ..........................................................................................................16 ARTICLE VI CLASS A-L LOAN EVENT OF DEFAULT Section 6.01 Class A-L Loan Event of Default ........................................................................16 Section 6.02 Rights Under Indenture; Remedies Cumulative ..................................................17 ARTICLE VII MISCELLANEOUS Section 7.01 Notices .................................................................................................................17 Section 7.02 Waivers; Amendments ........................................................................................18 Section 7.03 Successors and Assigns .......................................................................................18 Section 7.04 Survival ................................................................................................................20 Section 7.05 Counterparts; Integration; Effectiveness .............................................................20 Section 7.06 Severability ..........................................................................................................20 Section 7.07 Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial Right ....................................................................................................20 Section 7.08 Benefits of Indenture ...........................................................................................21 Section 7.09 Headings ..............................................................................................................21 Section 7.10 Recourse against Certain Parties .........................................................................22 Section 7.11 Limited-Recourse Obligations .............................................................................22 Section 7.12 Non-Petition ........................................................................................................22 Section 7.13 Prohibition on Commencement of Proceedings ..................................................23 Section 7.14 Appointment of Trustee .......................................................................................23 Section 7.15 Acknowledgment of Indenture Provisions ..........................................................23 Section 7.16 USA Patriot Act Notice .......................................................................................23 Section 7.17 Effect of Amendment and Restatement ...............................................................23 SCHEDULE I CLASS A-L LENDER INFORMATION EXHIBIT A FORM OF ASSIGNMENT AND ACCEPTANCE EXHIBIT B FORM OF CLASS A-L LOAN NOTE

NA_DECHERT.34101847.4 AMENDED AND RESTATED CLASS A-L-R LOAN AGREEMENT, dated as of February 20, 2026 (as amended, restated, supplemented or modified from time to time, this “Agreement”), among: (1) CHURCHILL NCDLC CLO-II, LLC, (the “Borrower”); (2) each of the CLASS A-L LENDERS party hereto; (3) U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as agent for the Class A-L Lenders (in such capacity, together with its successors in such capacity, the “Loan Agent”); and (4) U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as Trustee under the Indenture (as defined herein) (in such capacity, together with its successors in such capacity, the “Trustee”). WHEREAS, the Borrower and the Trustee are party to an Indenture and Security Agreement, dated as of December 7, 2023 (the "Closing Date") (as modified and supplemented and in effect prior to the date hereof, the "Original Indenture"), pursuant to which the Borrower has authorized and issued certain secured notes (the "Original Secured Notes") and the Subordinated Notes (as defined in the Indenture) on the Refinancing Date; WHEREAS, the Borrower, the Class A-L Lenders, the Loan Agent and the Trustee are party to a Class A-L-B Loan Agreement, dated as of the Closing Date (as amended, restated, supplemented or modified prior to the date hereof, the "Original Loan Agreement"), pursuant to which the Borrower incurred certain loans on the Refinancing Date (the "Original Class A-L-B Loans" and, together with the Original Secured Notes and the Class A-L-A Loans (as defined in the Original Indenture), the "Original Secured Debt"; WHEREAS, a Majority of the Subordinated Notes, with the consent of the Collateral Manager and the Retention Holder, directed an Optional Redemption of the Original Secured Debt in whole, but not in part, from Refinancing Proceeds, to occur on the Refinancing Date; WHEREAS, the Borrower and the Trustee amended the Original Indenture by entering into the First Supplemental Indenture, dated as of the Refinancing Date (the "First Supplemental Indenture") (the Original Indenture, as amended by the First Supplemental Indenture and as may be further amended, modified and supplemented and in effect from time to time, the "Indenture"), pursuant to which the Borrower has authorized and issued the Notes (as defined in the Indenture); WHEREAS, the Borrower wishes to amend and restate the Original Loan Agreement as set forth in this Agreement, to make changes necessary to repay the Original Class A-L-B Loans and incur Loans maturing 2039 in the amount of $50,000,000 (the "Class A-L Loans") in connection with a Refinancing of the Secured Debt under the Indenture, which Class A-L Loans shall be evidenced by this Agreement and subject to the terms and conditions set forth

-2- NA_DECHERT.34101847.4 herein, and which Class A-L Loans will rank pari passu with the Class A Notes issued under (and as defined in) the Indenture; and WHEREAS, pursuant to such Refinancing on the Refinancing Date, under the Indenture the original Class A-L-B Lenders (as defined in the Original Loan Agreement) are entitled to receive the Redemption Price for the Original Class A-L-B Loans; WHEREAS, upon the execution of this Agreement and the incurrence of the Class A-L Loans, in each case, on the Refinancing Date, the Original Class A-L-B Loans shall be deemed repaid in full and no longer Outstanding; WHEREAS, the parties hereto acknowledge and agree that the Original Loan Agreement is hereby amended, restated and replaced in its entirety by this Agreement; and WHEREAS, the Borrower has, under and in accordance with the terms of the Indenture, Granted (as defined in the Indenture) to the Trustee, for the benefit and security of the Class A-L-R Lenders and the other Secured Parties (as defined in the Indenture) specified therein, as their respective interests may appear, all of its right, title and interest in and to all of the Collateral Obligations (as defined in the Indenture) and other Assets. NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I DEFINITIONS Section 1.01 Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Indenture. As used in this Agreement, the following terms shall have the meanings specified below: “Additional Class A-L Lender” has the meaning specified in Section 2.06(a). “Additional Class A-L Loan” has the meaning specified in Section 2.06(a). “Additional Incurrence Date” means the date of issuance of any Additional Class A-L Loans pursuant to Section 2.06. “Advisors” has the meaning specified in Section 3.02(e). “Assignment and Acceptance” means an assignment and acceptance entered into by a Class A-L Lender and an assignee of such Class A-L Lender substantially in the form of Exhibit A.

-3- NA_DECHERT.34101847.4 “Business Day” means any day other than (i) a Saturday or a Sunday or (ii) a day on which commercial banks are authorized or required by applicable law, regulation or executive order to close in New York, New York or in the city in which the Corporate Trust Office of the Trustee or the Loan Agent is located or, for any final payment of principal, in the relevant place of presentation. “Class A-L Lenders” means each Person who is a lender hereunder (including any Additional Class A-L Lender) or who becomes a lender hereunder by virtue of assignment via an Assignment and Acceptance. “Class A-L Loan” has the meaning specified in the Recitals. For the avoidance of doubt, references to “Class A-L Loans” include any Additional Class A-L Loans. “Class A-L Loan Event of Default” has the meaning specified in Section 6.01. “Class A-L Loan Note” means a note signed by the Borrower substantially in the form of Exhibit B. “Default” means any condition or event that constitutes a Class A-L Loan Event of Default or that, with the giving of notice or lapse of time or both, would, unless cured or waived, become a Class A-L Loan Event of Default. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Register” has the meaning specified in Section 2.05. Section 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement. Any reference to “execute”, “executed”, “sign”, “signed”, “signature” or any other like term hereunder shall include execution by electronic signature (including, without limitation,

-4- NA_DECHERT.34101847.4 any .pdf file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under the U.S. Electronic Signatures in Global and National Commerce Act (“E-SIGN”) or the New York Electronic Signatures and Records Act (“ESRA”), which includes any electronic signature), except to the extent the Trustee or the Loan Agent requests otherwise. Any such electronic signatures shall be valid, effective and legally binding as if such electronic signatures were handwritten signatures and shall be deemed to have been duly and validly delivered for all purposes hereunder. Section 1.03 Conflict between Transaction Documents. If there is any conflict between this Agreement and the Indenture or any other Transaction Document, this Agreement, the Indenture and such other Transaction Document shall be interpreted and construed, if possible, so as to avoid or minimize such conflict but, to the extent (and only to the extent) of such conflict, the Indenture shall prevail and control and in any other case this Agreement shall prevail and control. ARTICLE II THE CLASS A-L LOANS Section 2.01 Commitments of the Class A-L Lenders. (a) Notwithstanding anything to the contrary in this Agreement, each of the Class A-L Lenders executing and delivering this Agreement was an original Class A-L-B Lender and made Original Class A-L-B Loans in the amount of $50,000,000.00 (which excludes accrued interest and other non-principal amounts owing, if any) under the Original Loan Agreement (with respect to such original Class A-L-B Lender, such Loans, the "Existing Loans") and has elected a "Cashless Settlement Option" in its Existing Loans (each an "Existing Lender" and collectively, the "Existing Lenders"). (b) Subject to the terms and conditions set forth in Section 4.01 herein, each Existing Lender agrees to make a Class A-L Loan (the "New Loans") to the Borrower for the purpose of prepaying in full the Existing Loans on the Refinancing Date by redesignating and rolling on a cashless basis all of its commitments and participations in the Original Class A-L-B Loan into a Class A-L Loan and thereby exchanging the Existing Loans held by such Existing Lender on the First Refinancing Date for New Loans in an aggregate principal amount equal to the Existing Loan. The amount of each Class A-L Lender's current participation in the Class A-L Loan is set out opposite such Class A-L Lender's name on Schedule I attached hereto. The initial aggregate principal amount of all New Loans made hereunder shall be U.S.$50,000,000 and such New Loans are hereby made in-kind for the Existing Loans. Each Existing Lender hereby agrees to accept such Cashless Settlement Option with respect to its Existing Loans. In addition, on any Additional Incurrence Date, each Class A-L Lender with respect to Additional Class A-L Loans shall fund its Class A-L Loan in the applicable amount. No amount borrowed and consequently repaid or prepaid hereunder can be re-borrowed. (c) Subject to the terms and conditions set forth in Section 3.01 herein, each Class A-L-R Lender shall be deemed to have funded the New Loans on the Refinancing Date and

-5- NA_DECHERT.34101847.4 shall fund on each applicable Additional Incurrence Date to the account set forth on Schedule I attached hereto. Section 2.02 Class A-L Loan Notes. (a) The Borrower shall, if requested by any Class A-L Lender, (i) sign a Class A-L Loan Note in the name of such Class A-L Lender, dated the Refinancing Date or applicable Additional Incurrence Date and (ii) deliver such Class A-L Loan Note to the Loan Agent on behalf of such Class A-L Lender for delivery by the Loan Agent to such Class A-L Lender. (b) Notwithstanding anything to the contrary contained above in this Section 2.02 or elsewhere in this Agreement, Class A-L Loan Notes shall be delivered only to Class A-L Lenders that at any time specifically request the delivery of such Class A-L Loan Notes. No failure of any Class A-L Lender to request or obtain a Class A-L Loan Note evidencing its Class A-L Loans shall affect or in any manner impair the obligations of the Borrower to pay the Class A-L Loans incurred by the Borrower that would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the security therefor provided pursuant to the Indenture. At any time (including, without limitation, to replace any Class A-L Loan Note that has been destroyed or lost) when any Class A-L Lender requests the delivery of a Class A-L Loan Note to evidence any of its Class A-L Loans, the Borrower shall promptly execute and deliver to such Class A-L Lender the requested Class A-L Loan Note in the appropriate amount or amounts to evidence such Class A-L Loans; provided that, in the case of a substitute or replacement Class A-L Loan Note, the Borrower shall have received from such requesting Class A-L Lender (i) an affidavit of loss or destruction and (ii) a customary lost/destroyed Class A-L Loan Note indemnity, in each case, in form and substance reasonably acceptable to each of the Borrower and such requesting Class A-L Lender, and duly executed by such requesting Class A-L Lender. (c) As a condition to the repayment in full of any Class A-L Loans, the Loan Agent or the Trustee may require the related Class A-L Lender to present and surrender its Class A-L Loan Note on or prior to such repayment; provided that if the Borrower and the Loan Agent shall have received (i) an affidavit of loss or destruction or an undertaking thereafter to surrender such Class A-L Loan Note and (ii) a customary lost/destroyed Class A-L Loan Note indemnity, in each case, in form and substance reasonably acceptable to the Borrower, the Loan Agent and such requesting Class A-L Lender, and duly executed by such requesting Class A-L Lender, then such final payment shall be made without presentation or surrender. Except as otherwise required by applicable law, any Money deposited with the Loan Agent for any payment on any Class A-L Loan and remaining unclaimed for two years after such amount has become due and payable shall be paid to the applicable Borrower on Issuer Order; and the Holder of such Class A-L Loan shall thereafter, as an unsecured general creditor, look only to the applicable Borrower for payment of such amounts and all liability of the Loan Agent with respect to such deposited Money (but only to the extent of the amounts so paid to the applicable Borrower) shall thereupon cease. Section 2.03 Principal; Interest Rate. (a) Principal of the Class A-L Loans, including mandatory and optional principal prepayments, shall be paid by the Borrower in part or in whole at the times and in the

-6- NA_DECHERT.34101847.4 manner set forth in the Indenture, including (x) in connection with the Borrower’s repayment of such Debt pursuant to Section 2.7 of the Indenture, (y) in connection with a repayment or Refinancing of the Class A-L Loans pursuant to Section 9.2 or Article IX of the Indenture, or (z) otherwise, in accordance with the Priority of Payments. Unless earlier repaid, the Class A-L Loans shall mature, and the remaining principal amount thereof shall be due and payable in full, on the Payment Date in January 2039. (b) Interest shall accrue on each Class A-L Loan or portion thereof which remains unpaid at a rate equal to the Reference Rate as calculated under the Indenture plus 2.35% and shall be due and payable at the times and in the manner set forth in the Indenture; provided that, pursuant to a Benchmark Transition Event, the Term SOFR Rate may be replaced with an Alternative Rate, as set forth in the Indenture. (c) The Borrower shall not be obligated to pay any additional amounts to the Holders or beneficial owners of the Class A-L Loans as a result of any withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges, including any interest, penalties or additions to tax with respect thereto. Section 2.04 Establishment of Class A-L Loan Account; Distributions. (a) The Loan Agent has established, prior to the Refinancing Date, a single, segregated non-interest bearing account in the name of the Borrower subject to the Lien of the Indenture, which was designated as the "Class A-L Loan Account" and which shall be governed solely by the terms of this Agreement and the Securities Account Control Agreement. Such account shall be held in the name of the Borrower for the benefit of the Secured Parties and the Trustee shall have exclusive control over such account, subject to the Loan Agent's right to give instructions specified herein. Any and all funds at any time on deposit in, or otherwise to the credit of, the Class A-L Loan Account shall be held by the Trustee for the benefit of the Secured Parties. The only permitted withdrawal from or application of funds on deposit in, or otherwise to the credit of, the Class A-L Loan Account shall be to pay the interest on and the principal of the Class A-L Loans in accordance with the provisions of this Agreement and the Indenture. The Loan Agent agrees to give the Borrower, the Trustee and the Class A-L Lenders prompt notice if a Trust Officer receives notice that the Class A-L Loan Account or any funds on deposit therein, or otherwise to the credit of the Class A-L Loan Account, shall become subject to any writ, order, judgment, warrant of attachment, execution or similar process. The Class A-L Loan Account shall remain at all times with an institution satisfying the eligibility requirements set forth in Section 6.8 of the Indenture. (b) All payments of amounts due and payable with respect to any Class A-L Loans that are to be made pursuant to the Indenture shall be made on behalf of the Borrower to the Loan Agent through the Class A-L Loan Account for distribution to the Class A-L Lenders, pro rata, allocated based on amounts due thereto.

-7- NA_DECHERT.34101847.4 Section 2.05 Register. (a) The Borrower shall cause to be kept a register (the “Register”) in which, subject to such reasonable procedures as it may prescribe, the Borrower shall provide for the recording and registering of the following information with respect to each Class A-L Lender: (i) the name, notice details, wiring instructions and taxpayer identification number of such Class A-L Lender, together with the names of the authorized representatives of such Class A-L Lender and their mailing address, electronic mail address, telephone and facsimile numbers; (ii) the Aggregate Outstanding Amount of (and stated interest on) the Class A- L Loans funded or otherwise held by such Class A-L Lender; and (iii) the Refinancing Date or applicable Additional Incurrence Date with respect to the Class A-L Loans of such Class A-L Lender. The Loan Agent is hereby appointed “Registrar” for the purpose of registering and recording the information described in clauses (i), (ii) and (iii) above. The Loan Agent shall update the information contained in the Register upon (i) the transfer of any Class A-L Loan, (ii) the funding of any Additional Class A-L Loan and (iii) the receipt of written notice from the Borrower or the applicable Class A-L Lender confirming a change in the notice details or the authorized representatives of any Class A-L Lender. Absent manifest error, the information contained in the Register will be prima facie evidence of the rights and obligations of each Class A-L Lender with respect to the Class A-L Loans held by such Class A-L Lender and the Borrower and the Class A-L Lender shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Class A-L Lender hereunder for all purposes of this Agreement. On the Refinancing Date, on the date of each amendment thereto and from time to time upon request from the Registrar under the Indenture, the Registrar shall provide to the Trustee, the Note Registrar, the Borrower and the Collateral Manager a copy of the information contained in the Register and, upon request at any time by a Class A-L Lender, the Registrar shall provide such Class A-L Lender a copy of the information contained in the Register relating to the Class A- L Loans held by such Class A-L Lender. (b) Each Class A-L Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts of (and stated interest on) each participant's interest in Class A-L Loans or other obligations under the Transaction Documents (the "Participant Register"); provided that, no Class A-L Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant's interest in any Class A-L Loans or other obligations under any Transaction Document) to any Person except to the extent that such disclosure is necessary to establish that such Class A-L Loan or other obligation is in registered form under Section 5f.103- 1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be

-8- NA_DECHERT.34101847.4 conclusive absent manifest error, and such Class A-L Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Loan Agent and Collateral Trustee (in their capacities as Loan Agent and Collateral Trustee) shall have no responsibility for maintaining a Participant Register. Section 2.06 Additional Class A-L Loans. (a) On any Business Day during the Reinvestment Period and upon satisfaction of the conditions to such incurrence set forth in Section 2.13(a) of the Indenture, the Borrower may incur additional Class A-L Loans hereunder (each an “Additional Class A-L Loan”). The existing Class A-L Lenders shall have the first opportunity to make each Additional Class A-L Loan in such amounts as are necessary to preserve (as closely as reasonably practicable taking into consideration minimum denomination requirements) their pro rata holdings of Class A-L Loans or, if they decline, additional Persons (each an “Additional Class A-L Lender”) may deliver a signature page and become Class A-L Lenders for all purposes hereunder. (b) Any Additional Class A-L Loans issued pursuant to this Section 2.06 shall constitute Class A-L Loans for all purposes hereunder and under the Indenture and shall be subject to the terms of this Agreement and the Indenture as if such Additional Class A-L Loans had been incurred on the Refinancing Date, except that (for the avoidance of doubt) interest shall accrue with respect to any Additional Class A-L Loans from the applicable Additional Incurrence Date, the interest rate on such Additional Class A-L Loans may be lower (but not higher) than the interest rate on the initial Class A-L Loans, the CUSIP numbers (if any), date of issuance and price of such Additional Class A-L Loans do not have to be identical to those of the initial Class A-L Loans and the Non-Call Period for such Additional Class A-L Loans may differ. ARTICLE III REPRESENTATIONS AND WARRANTIES Section 3.01 Representations and Warranties. (a) The Borrower represents and warrants to the Class A-L Lenders, the Loan Agent, the Collateral Manager and the Trustee that: (i) It is a limited liability company duly formed and validly existing and in good standing under the law of the State of Delaware. (ii) It has the power to execute and deliver this Agreement and the Indenture and to perform its obligations under this Agreement and the Indenture and has taken all necessary action to authorize such execution, delivery and performance. (iii) Assuming (A) that all representations and warranties of the Class A-L Lenders in this Agreement are true and correct and assuming compliance by each such Class A-L Lender with applicable transfer restriction provisions and other provisions herein and in the Indenture and (B) that all representations and warranties of all of the holders of the Notes in the Indenture (whether deemed or delivered in any representation letter required under the Indenture) are true and correct and assuming compliance by each

-9- NA_DECHERT.34101847.4 holder of Notes with applicable transfer restriction provisions and other provisions in the Indenture, (x) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets, (y) all governmental and other consents that are required to have been obtained by it with respect to the execution, delivery and performance of this Agreement and the Indenture have been obtained and are in full force and effect and all conditions of any such consents have been complied with, and (z) it is not required to register as an investment company under the 1940 Act. (iv) Its obligations under this Agreement and the Indenture constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)). (b) The Loan Agent hereby represents and warrants that: (i) the Loan Agent is a national banking organization duly organized and validly existing under the laws of the United States of America, with corporate power and authority to execute, deliver and perform its obligations hereunder and is duly eligible and qualified to act as Loan Agent hereunder; (ii) this Agreement has been duly authorized, executed and delivered by the Loan Agent, and constitutes the valid and binding obligation of the Loan Agent, enforceable against it in accordance with its terms except (A) as limited by bankruptcy, fraudulent conveyance, fraudulent transfer, insolvency, reorganization, liquidation, receivership, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and by general equitable principles, regardless of whether considered in a proceeding in equity or at law, and (B) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought; and (iii) neither the execution or delivery by the Loan Agent of this Agreement or the Indenture, nor performance by the Loan Agent of its obligations hereunder and thereunder requires the consent or approval of, the giving of notice to or the registration or filing with, any Governmental Authority or agency under any existing law governing the Loan Agent which has not been so obtained, given or completed. Section 3.02 Several Representations and Covenants of Each Class A-L Lender. Each Class A-L Lender severally represents and warrants (as to itself only) to the Borrower, the Loan Agent, the Collateral Manager and the Trustee, as of the date hereof, as of the date each

-10- NA_DECHERT.34101847.4 transferee becomes a Class A-L Lender in accordance with Section 7.03 hereof and as of the date of each Class A-L Loan, and covenants as follows: (a) It has the power to execute and deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance. (b) Its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)). (c) Its execution and delivery of this Agreement and its performance of its obligations hereunder do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets, except in each case for any violation or conflict as would not have a material and adverse effect on its performance of its obligations hereunder. (d) It is not required to register as an investment company under the 1940 Act. (e) Such Class A-L Lender is capable of evaluating the merits and risks of an investment in the Debt. Such Class A-L Lender is able to bear the economic risks of an investment in the Debt, including the loss of all or a substantial part of its investment under certain circumstances. Such Class A-L Lender has had access to such information concerning the parties to the Transaction Documents and the Debt as it deems necessary or appropriate to make an informed investment decision, including an opportunity to ask questions and receive information from the parties to the Transaction Documents, and it has received all information that it has requested concerning its purchase of the Debt. Such Class A-L Lender has, to the extent it deems necessary, consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers (its “Advisors”) with respect to its purchase of the Debt. Such Class A-L Lender (i) has made its own independent investment decision (including decisions regarding the suitability of any transaction) based upon its own judgment, any advice received from its Advisors, and its review of the final Offering Circular, and not upon any view, advice or representations (whether written or oral) of any party to the Transaction Documents and (ii) hereby reconfirms its decision to make an investment in the Debt to the extent such decision was made prior to the receipt of the final Offering Circular. No party to a Transaction Document is acting as a fiduciary or financial or investment adviser to such Class A-L Lender. No party to a Transaction Document has given such Class A-L Lender any assurance or guarantee as to the expected or projected performance of the Debt. Such Class A-L Lender understands that the Debt will be highly illiquid. Such Class A-L Lender is prepared to hold the Debt for an indefinite period of time or until maturity.

-11- NA_DECHERT.34101847.4 (f) Either: (i) (A) such Class A-L Lender understands that the Debt is offered to and purchased by it in an offshore transaction (as defined in Regulation S) not involving any public offering in the United States, in reliance on the exemption from registration provided by Regulation S, and that the Debt will not be registered or qualified under the Securities Act or any state securities laws and (B) such Class A-L Lender is a Qualified Purchaser; or (ii) (A) such Class A-L Lender understands that the Debt is offered to and purchased by it in a transaction not involving any public offering in the United States, in reliance on the exemption from registration provided by Rule 144A, and that the Debt will not be registered or qualified under the Securities Act or any state securities laws and (B) such Class A-L Lender is both a Qualified Institutional Buyer and a Qualified Purchaser, and is not: (I) a dealer of the type described in paragraph (a)(1)(ii) of Rule 144A unless it, as applicable, owns and invests on a discretionary basis not less than $25,000,000 in securities of non-affiliated issuers of the dealer; and (II) a participant-directed employee plan (such as a 401(k) plan), or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, unless investment decisions with respect to such plan are made solely by the fiduciary, trustee or sponsor of such plan and not by beneficiaries of the plan. Such Class A-L Lender is acquiring the Debt as principal for its own account for investment and not for sale in connection with any distribution thereof. Such Class A-L Lender was not formed solely for the purpose of investing in the Debt and is not a (i) partnership, (ii) common trust fund or (iii) special trust, pension fund or retirement plan in which the partners, beneficiaries or participants, as applicable, may designate the particular investments to be made. Such Class A-L Lender agrees that it will not hold such Debt for the benefit of any other person and will be the sole beneficial owner thereof for all purposes and that, except pursuant to Section 7.03, it will not sell participation interests in the Debt or enter into any other arrangement pursuant to which any other person will be entitled to a beneficial interest in the distributions on the Debt and further that the Debt purchased directly or indirectly by it constitute an investment of no more than 40% of such Class A-L Lender’s assets. Such Class A-L Lender understands that neither the Borrower or the pool of Assets has been registered under the Investment Company Act, and that the Borrower is exempt from registration as such by virtue of Section 3(c)(7) of the Investment Company Act. (g) Such Class A-L Lender is not purchasing the Debt with a view to the resale, distribution or other disposition thereof in violation of the Securities Act. Such Class A-L Lender will not, at any time, offer to buy or offer to sell the Debt by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or

-12- NA_DECHERT.34101847.4 discussed at any seminar or meeting whose attendees have been invited by general solicitations or advertising. (h) Such Class A-L Lender understands that any transfer of any interest in the Debt may be made only pursuant to an exemption from registration or qualification under the Securities Act and any applicable state or foreign securities laws and in compliance with the transfer restrictions set forth in the Indenture. (i) The Class A-L Lender’s acquisition, holding and disposition of the Class A-L Loans will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, non-U.S. or church plan, a violation of any Other Plan Law. If such Class A-L Lender becomes a Non-Permitted ERISA Holder, it agrees to act in accordance with Section 2.11(c) of the Indenture. If such Class A-L Lender is a Benefit Plan Investor, it represents that (i) none of the transaction parties, or any of their respective affiliates, has provided any investment advice within the meaning of Section 3(21) of ERISA to the Benefit Plan Investor, or to any Fiduciary, in connection with its acquisition of the Class A-L Loans, and (ii) the Fiduciary is exercising its own independent judgment in evaluating the investment in the Class A-L Loans. Such Class A-L Lender understands that the representations made in this clause (i) will be deemed to be made on each day from the date that such Class A-L Lender acquires an interest in the Debt until the date it has disposed of its interests in such Debt. In the event that any representation in this clause (i) becomes untrue, such Class A- L Lender will immediately notify the Loan Agent and the Trustee. (j) Such Class A-L Lender represents, warrants acknowledges and agrees to the tax-related transfer restrictions set forth in Section 2.12 of the Indenture. (k) [Reserved]. (l) [Reserved]. (m) Each Class A-L Lender acknowledges that the Borrower may receive a list of Class A-L Lenders from the Registrar. (n) Each Class A-L Lender agrees that (i) any sale, pledge or other transfer of the Debt (or any interest therein) made in violation of the transfer restrictions set forth herein or made based upon any false or inaccurate representation made by such Class A-L Lender or a transferee will be null and void ab initio and of no force or effect and (ii) none of the parties to the Transaction Documents has any obligation to recognize any sale, pledge or other transfer of the Debt (or any interest therein) made in violation of any such transfer restriction or made based upon any such false or inaccurate representation. (o) It will comply with the provisions of the Indenture applicable to it as a Holder.

-13- NA_DECHERT.34101847.4 (p) Such Class A-L Lender understands that, to the extent required by the Borrower, as determined by the Borrower or the Collateral Manager on behalf of the Borrower, the Borrower may, upon notice to the Loan Agent, impose additional transfer restrictions on the Class A-L Loans to comply with the Patriot Act and other similar laws or regulations, including, without limitation, requiring each transferee of Class A-L Loans to make such representations to the Borrower as may be required in connection with such compliance. ARTICLE IV CONDITIONS Section 4.01 Refinancing Date. The obligations of the Class A-L Lenders to make Class A-L Loans on the Refinancing Date shall not become effective until the time on the Refinancing Date that (x) the Indenture and this Agreement are executed and delivered and (y) the Class A-L Loans have been assigned ratings of “AAA (sf)” by S&P. ARTICLE V THE LOAN AGENT AND THE TRUSTEE Section 5.01 Appointment. Each of the Class A-L Lenders hereby irrevocably appoints the Loan Agent as its agent and authorizes the Loan Agent to take such actions on its behalf and to exercise such powers as are delegated to the Loan Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto. Section 5.02 Certain Duties and Responsibilities. (a) Each of the Loan Agent and the Trustee undertake to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Loan Agent or the Trustee, and the Loan Agent and the Trustee shall satisfy those duties expressly set forth herein so long as it acts in good faith and without gross negligence or willful misconduct. (b) Each of the rights, protections, benefits, immunities and indemnities afforded to the Trustee under the Indenture, shall also apply to the Loan Agent and the Trustee under this Agreement, mutatis mutandis; provided, however, that the foregoing shall not be construed to impose upon the Loan Agent any of the duties or standard of care (including, without limitation, any duties of a prudent person) of the Trustee. (c) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Loan Agent and the Trustee shall be subject to the provisions of this Section 5.02.

-14- NA_DECHERT.34101847.4 Section 5.03 Compensation. (a) The Borrower agrees, subject to Section 5.03(b): (i) except as otherwise expressly provided herein, to pay or reimburse each of the Loan Agent and the Trustee in a timely manner upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Loan Agent or the Trustee, as applicable, in accordance with any provision of this Agreement or the Indenture (including the reasonable compensation and expenses and disbursements of its agents and external legal counsel, except any such expense, disbursement or advance as may be attributable to its gross negligence, willful misconduct or bad faith); and (ii) to indemnify the Loan Agent and the Trustee and their respective officers, directors, employees and agents for, and to hold them harmless against, any loss, liability or expense (including reasonable fees and costs of agents, experts and external attorneys) incurred without gross negligence, willful misconduct or bad faith on their part, arising out of or in connection with the acceptance or administration of any of the Loan Agent’s or Trustee’s, as applicable, obligations or duties under this Agreement or the Indenture or the enforcement of the provisions hereof or thereof, including the out-of-pocket costs and expenses of defending themselves against any claim (whether brought by or involving the Borrower or any third party) or liability in connection with the exercise or performance of any of its powers or duties hereunder or the enforcement of the Borrower’s obligations hereunder. (b) Any amounts payable to the Loan Agent or the Trustee pursuant to this Agreement shall constitute Administrative Expenses, payable on each Payment Date only to the extent that funds are available for such purpose in accordance with the Priority of Payments, and any such amounts not paid on or prior to any Payment Date shall remain outstanding and shall be payable on the next Payment Date on which funds are available for such purpose pursuant to the Priority of Payments. (c) The provisions of this Section 5.03 shall survive the termination of this Agreement and the removal or resignation of the Loan Agent or the Trustee (to the extent of any fees or indemnified liabilities, costs, expenses and other amounts arising or incurred prior to, or arising out of actions or omissions occurring prior to, such termination, resignation or removal). Section 5.04 Resignation and Removal; Appointment of a Successor. (a) No resignation or removal of the Loan Agent and no appointment of a successor Loan Agent pursuant to this Section 5.04 shall become effective until the acceptance of appointment by the successor Loan Agent pursuant to Section 5.05. (b) Subject to Section 5.04(a), the Loan Agent may resign at any time by giving not less than 60 days’ written notice thereof to the Borrower, the Collateral Manager, the Class A- L Lenders and the Rating Agency. Upon receiving such notice of resignation, the Borrower shall promptly appoint a successor loan agent satisfying the requirements of Section 5.06 by written instrument, in duplicate, executed by a Responsible Officer of the Borrower, one copy of which shall be delivered to the Loan Agent so resigning and one copy to the successor Loan Agent,

-15- NA_DECHERT.34101847.4 together with a copy to each Class A-L Lender and the Collateral Manager; provided that such successor Loan Agent shall be appointed only upon the Act of a Majority of the Class A-L Lenders. If no successor Loan Agent shall have been appointed and an instrument of acceptance by a successor Loan Agent shall not have been delivered to the Loan Agent within 60 days after the giving of such notice of resignation, the resigning Loan Agent or any Class A-L Lender, on behalf of itself and all others similarly situated, may petition any court of competent jurisdiction for the appointment of a successor Loan Agent satisfying the requirements of Section 5.06. (c) The Loan Agent may be removed at any time by Act of a Majority of the Class A-L Loans (with the consent of the Collateral Manager), delivered with 30 days’ notice to the Loan Agent, the Trustee, the Collateral Manager and the Borrower. In addition, if at any time the Loan Agent shall breach its obligations hereunder or under the Indenture, or shall become incapable of acting or shall be adjudged as bankrupt or insolvent or a receiver or liquidator of the Loan Agent or of its property shall be appointed or any public officer shall take charge or control of the Loan Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation then, in any such case (subject to Section 5.04(a)), (i) the Borrower may, by Issuer Order, remove the Loan Agent, or (ii) any Class A-L Lender may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Loan Agent and the appointment of a successor Loan Agent. (d) If the Loan Agent shall be removed or become incapable of acting, or if a vacancy shall occur in the office of the Loan Agent for any reason (other than resignation), the Borrower, by written instrument, shall promptly appoint a successor Loan Agent. If the Borrower shall fail to appoint a successor Loan Agent within 60 days after such removal or incapability or the occurrence of such vacancy, a successor Loan Agent may be appointed by a Majority of the Class A-L Loans by written instrument delivered to the Borrower and the retiring Loan Agent. The successor Loan Agent so appointed shall, forthwith upon its acceptance of such appointment, become the successor Loan Agent. If no successor Loan Agent shall have been so appointed by the Borrower or a Majority of the Class A-L Loans and shall have accepted appointment in the manner hereinafter provided, the Loan Agent or any Class A-L Lender may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Loan Agent. (e) The Borrower shall give prompt notice of each resignation and each removal of the Loan Agent and each appointment of a successor Loan Agent by mailing written notice of such event by first-class mail, postage prepaid, to the Trustee, the Collateral Manager and S&P, at the addresses appearing in Section 14.3 of the Indenture, and to each Class A-L Lender, as their names and addresses appear in the Register. Each notice shall include the name and address of the successor Loan Agent. If the Borrower fails to mail any such notice within 10 days after acceptance of appointment by the successor Loan Agent, the successor Loan Agent shall cause such notice to be given at the expense of the Borrower. (f) The Trustee shall be removed and replaced as a party to this Agreement automatically upon the removal and replacement of the Trustee pursuant to the Indenture. Section 5.05 Acceptance of Appointment by Successor. Every successor Loan Agent appointed hereunder shall execute, acknowledge and deliver to the Borrower and the retiring

-16- NA_DECHERT.34101847.4 Loan Agent an instrument accepting such appointment. Upon delivery of the required instrument, the resignation or removal of the retiring Loan Agent shall become effective and such successor Loan Agent, without any other act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of the retiring Loan Agent; provided that upon request of the Borrower or a Majority of the Class A-L Loans or the successor Loan Agent, such retiring Loan Agent shall, upon payment of its fees and expenses then unpaid, execute and deliver an instrument transferring to such successor Loan Agent all the rights, powers, duties and obligations of the retiring Loan Agent. Section 5.06 Loan Agent Criteria. The Loan Agent, and any entity appointed as a successor Loan Agent, shall be subject to the eligibility requirements set forth in Section 6.8 of the Indenture. If at any time the Loan Agent shall cease to satisfy such requirements, it shall resign immediately in the manner and with the effect hereinafter specified in this Article V. Section 5.07 Merger, Conversion, Consolidation or Succession to Business of the Loan Agent. Any organization or entity into which the Loan Agent may be merged or converted or with which it may be consolidated, or any organization or entity resulting from any merger, conversion or consolidation to which the Loan Agent shall be a party, or any organization or entity succeeding to all or substantially all of the corporate trust business of the Loan Agent, shall be the successor of the Loan Agent hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto. ARTICLE VI CLASS A-L LOAN EVENT OF DEFAULT Section 6.01 Class A-L Loan Event of Default. (a) If an Event of Default under Section 5.1 of the Indenture shall have occurred and be continuing (such occurrence, a “Class A-L Loan Event of Default”), the Borrower shall immediately, upon notice or knowledge thereof, notify the Trustee, the Loan Agent and each Class A-L Lender thereof in writing. (b) Upon the occurrence of a Class A-L Loan Event of Default and the acceleration of the Borrower’s obligations under the Indenture pursuant to the terms of Section 5.2 of the Indenture, the unpaid principal amount of the Class A-L Loans, together with the interest accrued thereon and all other amounts payable by the Borrower hereunder in respect of the Class A-L Loans, shall automatically become immediately due and payable by the Borrower hereunder, subject to and in accordance with the applicable provisions of the Indenture, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Borrower; provided that upon the rescission or annulment of the related Event of Default and acceleration under the Indenture in accordance with the terms thereof, any such acceleration shall automatically be rescinded and annulled for all purposes hereunder; provided, however, that no such action shall affect any subsequent Default or Class A-L Loan Event of Default or impair any right consequent thereon. For the avoidance of doubt, the obligations under this Agreement in respect of the Class A-L Loans shall not be accelerated prior to maturity unless the Borrower’s obligations under the Indenture have been concurrently accelerated.

-17- NA_DECHERT.34101847.4 Section 6.02 Rights Under Indenture; Remedies Cumulative. (a) Each Class A-L Lender shall have the right to exercise any and all rights of the Class A-L Lenders set forth in the Indenture, including but not limited to enforcement of rights following an Event of Default under the Indenture and exercise of such rights shall not preclude any Class A-L Lender from exercising any of its rights hereunder. (b) No remedy conferred in this Agreement or in the Indenture upon any Class A-L Lender is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. (c) No course of dealing between the Borrower and any Class A-L Lender and no delay or failure in exercising any rights hereunder or under the Indenture in respect thereof shall operate as a waiver of any of the rights of any Class A-L Lender. (d) Each Class A-L Lender hereby acknowledges and agrees that any Money collected by the Trustee with respect to the Debt pursuant to Article V of the Indenture and any Money that may then be held or thereafter received by the Trustee with respect to the Debt hereunder shall be applied in accordance with the Priority of Payments. ARTICLE VII MISCELLANEOUS Section 7.01 Notices. All notices and other communications provided for herein (including each consent, notice, direction or request) shall be sufficient for every purpose hereunder if given in accordance with the applicable provisions of Section 14.3 of the Indenture to the applicable parties at the following addresses: (a) if to the Borrower, the Trustee or the Collateral Manager, at its address or fax number set forth in the Indenture; (b) if to the Loan Agent, at its address set forth on Schedule I attached hereto or at such other address as shall be designated by the Loan Agent in a notice to the Borrower, each Class A-L Lender, the Trustee and the Collateral Manager, which notice or other communication shall contain reference to the Debt, the Borrower or this Agreement; (c) if to any Class A-L Lender, at its address or fax number set forth on Schedule I attached hereto (in the case of any initial Class A-L Lender) or in the Assignment and Acceptance delivered by it; or at such other address as shall be designated by a Class A-L Lender in a notice to the Borrower, the Loan Agent, the Trustee and the Collateral Manager; and (d) if to S&P, in the manner specified in the Indenture. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

-18- NA_DECHERT.34101847.4 Section 7.02 Waivers; Amendments. (a) Each waiver of any provision of this Agreement and consent to any departure by the Borrower therefrom shall be effective only in the specific instance and for the purpose for which given. The making of a Class A-L Loan shall not be construed as a waiver of any Event of Default, regardless of whether the Trustee, the Loan Agent, any Class A-L Lender or any Noteholder may have had notice or knowledge of such Event of Default at the time. (b) This Agreement may only be waived, amended or modified in writing by the Borrower, the Loan Agent and the Trustee if, pursuant to an Opinion of Counsel (upon which the Loan Agent and the Trustee shall be entitled to rely and which may be supported by a certificate from the Collateral Manager), (i) all conditions precedent provided in the Indenture, including consent requirements with respect to the Collateral Manager and each Class of Debt, applicable to such amendment (if such amendment were to be effected to the Indenture) are satisfied with respect thereto, mutatis mutandis (for which purpose, references to the Trustee in the Indenture will be deemed to refer to the Loan Agent and/or the Trustee, as applicable) and (ii) after giving effect to such amendment, this Agreement is not inconsistent with any term of the Indenture in any material respect. For purposes of interpreting the Indenture in connection with any amendment to this Agreement, the Class A-L Loans, the Class A-L-A Loans and the Class A-1 Notes will be treated as separate Classes. Any written notice of a waiver, amendment or modification of this Agreement shall be delivered by the Trustee to the Rating Agency in accordance with the Indenture. (c) A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege. Section 7.03 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and transferees. Any successor to the Trustee under the Indenture shall be the successor to the Trustee hereunder without any further act on the party of any of the parties hereto. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and transferees) any legal or equitable right, remedy or claim under or by reason of this Agreement. Any purported transfer not in compliance with this Section 7.03 shall be null and void. (b) The Borrower may not assign or delegate any of their rights or obligations under this Agreement without the prior consent of each Class A-L Lender, the Loan Agent and the Trustee; provided that each Class A-L Lender, the Loan Agent and the Trustee each hereby acknowledge that, pursuant to the terms of the Collateral Management Agreement, the Borrower has granted the Collateral Manager the right to take certain actions hereunder on its behalf. (c) Each Class A-L Lender may transfer to one or more transferees all or a portion of its Class A-L Loans and the related rights and obligations under this Agreement if (A) with respect to any transfer by a Class A-L Lender of less than all of its Class A-L Loans, after giving effect to such transfer, each of the transferor and the transferee shall hold Class A-L Loans

-19- NA_DECHERT.34101847.4 in minimum denominations of $250,000 and integral multiples of $1.00 in excess thereof, (B) all conditions precedent to the transfer of the relevant Class A-L Loan specified herein and in the Indenture have been satisfied, (C) the parties to such transfer have executed and delivered to the Loan Agent (with a copy to the Trustee) a duly completed Assignment and Acceptance and the Borrower shall have consented to such transfer (such consent not to be unreasonably withheld) (provided that no consent of the Borrower shall be required for any assignment by a Class A-L Lender to (x) an Affiliate of such Class A-L Lender or another Class A-L Lender or (y) during the occurrence and continuance of an Event of Default), and (D) the Class A-L Lender effecting the transfer has paid a sum sufficient to Borrower (as determined in the Borrower’s reasonable discretion) as may be necessary to cover any tax or other governmental charge payable by Borrower in connection with such transfer. Upon acceptance and recording pursuant to Section 7.03(d), from and after the effective date specified in each Assignment and Acceptance, (x) the transferee thereunder shall be a party hereto, (y) the Trustee and the Loan Agent shall be notified of such transfer and the Loan Agent shall update the Register to reflect such transfer, and (z) to the extent of the interest transferred by such Assignment and Acceptance, the transferee shall have the rights and obligations of a Class A-L Lender under this Agreement, and the transferring Class A-L Lender thereunder shall, to the extent of the interest transferred by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the transferring Class A-L Lender’s rights and obligations under this Agreement and in respect of Class A-L Loans, such Class A-L Lender shall cease to be a party hereto). The Borrower shall provide, or cause to be provided, notice of any such transfer to S&P. (d) Upon its receipt of a duly completed Assignment and Acceptance executed by a transferring Class A-L Lender and a transferee, the Loan Agent shall accept such Assignment and Acceptance and record the Class A-L Lender identification and amount transferred in the Register. No transfer shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. Nothing in this Agreement shall prevent or prohibit any Class A-L Lender from pledging its Class A-L Loans to a Federal Reserve Bank in support of borrowings made by such Class A-L Lender from such Federal Reserve Bank. (e) Participations. Each Class A-L Lender may at any time grant participations in any of its rights hereunder to one or more commercial banks, insurance companies, funds or other financial institutions subject to the terms of this Section 7.03(e). In the event of any such participation, the participant shall not have any rights under this Agreement or any of the other Transaction Document (the participant's rights against such Class A-L Lender in respect of such participation to be those set forth in the agreement executed by such Class A-L Lender in favor of the participant relating thereto) and all amounts payable by the Borrower shall be determined as if such Class A-L Lender had not sold such participation. In addition, no Class A-L Lender shall transfer, grant or assign any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Transaction Document, except that the Lender may grant the right in the participation to direct the Class A-L Lender to the extent such amendment or waiver would (x) extend the final scheduled maturity of any Class A-L Loan in which such participant is participating or waive any prepayment thereof, or reduce the rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of the applicability of any post-default increase in interest rates), or reduce the principal amount thereof, (y) release all or substantially all of the Assets (in each case, except as expressly provided in the

-20- NA_DECHERT.34101847.4 Transaction Documents) or (z) consent to the assignment or transfer by the Borrower of any of their rights and obligations under this Agreement (except as provided in Section 14.6 of the Indenture) herein. Each participation shall be subject to the related participant providing the Class A-L Lender the representations and warranties applicable to Lenders set forth in Section 3.02 herein. Section 7.04 Survival. All covenants, agreements, representations and warranties made by the Borrower, the Loan Agent and each Class A-L Lender herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or the Indenture shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Class A-L Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Trustee, the Loan Agent or any Class A-L Lender may have had notice or knowledge of any Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as any Class A-L Loan or any amount payable under this Agreement or the Indenture in respect of any Class A-L Loan is outstanding and unpaid. Section 7.05 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (including by facsimile, electronic transmission or other transmission method (including, without limitation, any .pdf file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under E-SIGN or ESRA, which includes any electronic signature)), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the Indenture constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Loan Agent and when the Loan Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by e-mail (PDF) or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. Section 7.06 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any respect in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability in such matter without affecting the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Section 7.07 Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial Right. (a) THIS AGREEMENT AND ALL DISPUTES ARISING THEREFROM OR RELATING THERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED IN ALL RESPECT (WHETHER IN CONTRACT OR IN TORT) BY THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES

-21- NA_DECHERT.34101847.4 THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. (b) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE CLASS A-L LOANS, THIS AGREEMENT OR THE INDENTURE, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH FEDERAL OR NEW YORK STATE COURT. THE BORROWER AND THE LOAN AGENT HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THAT THEY MAY LEGALLY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY ACTION OR PROCEEDING BY THE MAILING OR DELIVERY OF COPIES OF SUCH PROCESS TO IT AT THE OFFICE OF THE BORROWER’S AGENT SET FORTH IN SECTION 7.2 OF THE INDENTURE. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. (c) Each party (other than the Loan Agent and the Trustee) to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. (d) EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THIS CLASS A-L LOAN OR ANY OTHER RELATED DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES HERETO. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR SUCH PARTIES ENTERING INTO THIS AGREEMENT OR ACCEPTING ANY OF THE BENEFITS OF THE CLASS A-L LOANS. Section 7.08 Benefits of Indenture. Each of the Class A-L Lenders hereby acknowledges and approves the pledge and assignment by the Borrower of all of its right, title and interest in, to and under this Agreement to the Trustee for the benefit and security of the Secured Parties pursuant to the Indenture. Section 7.09 Headings. Article and section headings and the table of contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

-22- NA_DECHERT.34101847.4 Section 7.10 Recourse against Certain Parties. No recourse under or with respect to any obligation, covenant or agreement of any Class A-L Lender or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any incorporator, stockholder, Affiliate, officer, member, manager, partner, employee or director of such Class A-L Lender, as such, by the enforcement of any assessment, by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of such Class A-L Lender contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Class A-L Lender, and that no personal liability whatsoever shall attach to or be incurred by any incorporator, stockholder, Affiliate, officer, member, manager, partner, employee or director of such Class A-L Lender, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of such Class A-L Lender contained in this Agreement or in any other such instrument, document or agreement, or which are implied therefrom, and that any and all personal liability of every such incorporator, stockholder, Affiliate, officer, employee, member, manager, partner or director of such Class A-L Lender for breaches by such Class A-L Lender of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section 7.10 shall survive the termination of this Agreement. Section 7.11 Limited-Recourse Obligations. Notwithstanding any other provision of this Agreement, the Class A-L Loans and all obligations of the Borrower under this Agreement are from time to time and at any time limited-recourse obligations of the Borrower payable solely from the Assets and other assets available at such time pledged by the Borrower to secure the Debt and upon realization of the Assets and such other assets and the application of the proceeds thereof in accordance with the Indenture, any outstanding obligations of the Borrower hereunder shall be extinguished and shall not thereafter revive. None of the Collateral Manager, the Trustee, the Loan Agent, any of their respective affiliates, security holders (including shareholders), members, partners, officers, directors or employees, or the security holders (including shareholders), members, partners, officers, directors, employees or incorporators of the Borrower, or any other person or entity will be obligated to make payments on the Class A-L Loans. Consequently, the Class A-L Lenders must rely solely on amounts received in respect of the Assets and other assets pledged to secure the Debt for the payment of principal thereof and interest thereon. This section shall survive the termination of this Agreement. Section 7.12 Non-Petition. Notwithstanding any other provision of this Agreement, neither the Loan Agent, in its own capacity, nor any Class A-L Lender may, prior to the date which is one year (or, if longer, the applicable preference period) and one day after the payment in full of all Class A-L Loans and Notes, institute against, or join any other Person in instituting against, the Borrower any bankruptcy, reorganization, arrangement, insolvency, moratorium, winding up or liquidation proceedings, or other proceedings under U.S. federal or state bankruptcy or similar laws. Nothing in this Section 7.12 shall preclude, or be deemed to estop, the Loan Agent or any Class A-L Lender (i) from taking any action prior to the expiration of the aforementioned one year and one day (or longer) period in (A) any case or proceeding voluntarily filed or commenced by the Borrower or (B) any involuntary insolvency proceeding filed or commenced by a Person other than the Loan Agent or a Class A-L Lender, or (ii) from

-23- NA_DECHERT.34101847.4 commencing against the Borrower or any of its properties any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, winding up or liquidation proceeding, subject to Section 7.11. This Section 7.12 shall survive the termination of this Agreement. Section 7.13 Prohibition on Commencement of Proceedings. Each Class A-L Lender acknowledges and agrees as follows: (a) (i) the express terms of the Indenture govern the rights of the Class A-L Lenders to direct the commencement of a Proceeding against any Person, (ii) the Indenture contains limitations on the rights of the Class A-L Lenders to direct the commencement of any such Proceeding, and (iii) each Class A-L Lender shall comply with such express terms if it seeks to direct the commencement of any such Proceeding; (b) there are no implied rights under the Indenture to direct the commencement of any such Proceeding; and (c) notwithstanding any provision of the Indenture, the Notes, this Agreement, the Collateral Management Agreement, the Collateral Administration Agreement or any other agreement, the Borrower shall not be under any duty or obligation of any kind to the holders of the Debt, or any of them, to institute any legal or other proceedings of any kind, against any person or entity, including, without limitation, the Trustee, the Collateral Manager, the Collateral Administrator, the Loan Agent, or the Calculation Agent. Section 7.14 Appointment of Trustee. The Class A-L Lenders hereby appoint the Trustee to act exclusively as the agent for purposes of perfection of a security interest in the Assets and to act as specified in the Indenture and the other Transaction Documents to which the Trustee is a party. The duties and obligations of the Trustee under this Section 7.14 shall be as set forth in the Indenture. Section 7.15 Acknowledgment of Indenture Provisions. The Class A-L Lenders hereby acknowledge and agree to the provisions of the Indenture expressly applicable to the Class A-L Lenders. Section 7.16 USA Patriot Act Notice. The Class A-L Lenders hereby notify the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), they are required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Class A-L Lenders to identify the Borrower in accordance with the Patriot Act. Section 7.17 Effect of Amendment and Restatement. On the Refinancing Date, the Original Loan Agreement shall be amended and restated in its entirety. The parties hereto acknowledge and agree that (i) this Agreement does not constitute a novation, payment and reborrowing, or termination of the obligations and security interest under the Original Loan Agreement or the Indenture, as applicable, in each case, as in effect immediately prior to the Refinancing Date, which each remain outstanding and in effect and (ii) such obligations and security interest are in all respects continuing.

Amended and Restated Class A-L-R Loan Agreement IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. CHURCHILL NCDLC CLO-II, LLC, as Borrower By: Nuveen Churchill Direct Lending Corp., its Designated Manager By: _________________________ Name: John McCally Title: Secretary Docusign Envelope ID: F79303E5-CDCB-48AB-8C1E-CDC03B923C1D

Amended and Restated Class A-L-R Loan Agreement CAPITAL ONE, NATIONAL ASSOCIATION, as Class A-L Lender By: ____________________________________ Name: Title: Authorized Signatory Peter Sweeney

Sch. I-1 NA_DECHERT.34101847.4 SCHEDULE I CLASS A-L LENDER INFORMATION Name of Class A-L Lender Funded Amount Addresses for Notices Capital One, National Association $50,000,000 Capital One, National Association, as Lender Underwriting and Portfolio Management Capital One Financial Institutions Group 299 Park Avenue, 31st Floor New York, NY 10018 LOAN AGENT INFORMATION Loan Agent: U.S. Bank Trust Company, National Association 214 N. Tryon Street, 26th Floor Charlotte, North Carolina 28202 Attention: Global Corporate Trust – Churchill NCDLC CLO-II, LLC Email: agency.services@usbank.com, with a copy to erin.fritz@usbank.com Account for Funding of Class A-L Loans: Bank Name: U.S. Bank Trust Company, N.A. ABA #: 091000022 Acct. Name: Churchill NCDLC CLO-II, LLC Acct. #: 104796874477 FFC#: 224815 Reference: Churchill NCDLC CLO-II, LLC

A-1 NA_DECHERT.34101847.4 EXHIBIT A FORM OF ASSIGNMENT AND ACCEPTANCE Reference is made to the Amended and Restated Class A-L-R Loan Agreement dated as of February 20, 2026 (as modified and supplemented and in effect from time to time, the “Class A-L Loan Agreement”) among Churchill NCDLC CLO-II, LLC, a Delaware limited liability company (the “Borrower”), the Class A-L Lenders party thereto (the “Lenders”) and U.S. Bank Trust Company, National Association, as Loan Agent (in such capacity, the “Loan Agent”) and as Trustee under the Indenture (as defined below) (in such capacity, the “Trustee”), relating to the Class A-L Loan made thereunder and secured under the Indenture and Security Agreement, dated as of December 7, 2023 (as amended by that certain First Supplemental Indenture, dated as of February 20, 2026, and as may be further as modified and supplemented and in effect from time to time, the “Indenture”) entered into by the Borrower and the Trustee. Terms used but not defined herein have the respective meanings given to such terms in (or incorporated by reference in) the Class A-L Loan Agreement. The Assignor named on the signature pages hereof (the “Assignor”) hereby sells and assigns to the Assignee named on the signature pages hereof (the “Assignee”), and the Assignee hereby purchases and assumes from the Assignor, effective as of the Assignment Date set forth below, the interests set forth below (the “Assigned Interest”) in the Assignor’s rights and obligations under the Class A-L Loan Agreement, including, without limitation, the interests set forth below in the Class A-L Loan held by (and outstanding principal amount of the Class A-L Loan held by) the Assignor on the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Class A-L Loan Agreement and the Indenture. From and after the Assignment Date (A) the Assignee shall be a party to and be bound by the provisions of the Class A-L Loan Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (B) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Class A-L Loan Agreement. The Assignor hereby represents and warrants to the Assignee that, as of the Assignment Date, the Assignor owns the Assigned Interest free and clear of any lien or other encumbrance (other than any liens granted to the Trustee under the Indenture). The Assignee hereby makes to the Assignor, the Borrower, the Collateral Manager and the Trustee all of the representations and warranties, and agrees to comply with the applicable covenants of the Class A-L Lenders, set forth in Section 3.02 of the Class A-L Loan Agreement. Each of the parties hereby covenants and agrees that so long as the Assignee is a registered Lender: (1) it waives any right to set-off or to appropriate and apply any and all deposits and any other indebtedness at any time held or owing thereby to or for the credit or the account of the Assignee against and on account of the obligations and liabilities of the Assignee to the Assignee under this Assignment and Acceptance; and

A-2 NA_DECHERT.34101847.4 (2) notwithstanding anything to the contrary herein, no provision of this Assignment and Acceptance adversely affecting the rights or duties of the Assignee may be amended or waived without the written consent of the Assignee. This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York. Legal Name of Assignor: Legal Name of Assignee: Assignee’s Address for Notices: Fax No.: Details of electronic messaging system: Payment Instructions: Federal Taxpayer ID No. of Assignee: Effective Date of Assignment (“Assignment Date”): Amount Assigned Amount Retained Outstanding Principal Amount of Class A-L Loan: U.S.$[__________] U.S.$[__________] The terms set forth above are hereby agreed to: [Name of Assignor], as Assignor By: ____________________________________ Name: Title: [Name of Assignee], as Assignee By: ____________________________________ Name: Title:

B-1 NA_DECHERT.34101847.4 EXHIBIT B FORM OF CLASS A-L LOAN NOTE Maximum Principal Amount: $[_____] Issuance Date: [_____] Stated Maturity: Payment Date in January 2039 FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to [____________________] or its registered assigns (the “Class A-L Lender”), in accordance with the provisions of the Class A-L Loan Agreement (as hereinafter defined), the principal amount of the Class A-L Loan made by the Lender to the Borrower under that certain Amended and Restated Class A-L Loan Agreement, dated as of February 20, 2026 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Class A-L Loan Agreement”; the terms defined therein being used herein as therein defined), by and among the Borrower, the Loan Agent and the Class A-L Lenders from time to time party thereto. The Borrower promises to pay interest on the unpaid principal amount of the Class A-L Loan made by the Class A-L Lender from the date of such Class A-L Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Class A-L Loan Agreement. All payments of principal and interest shall be made to the Class A-L Lender in U.S. dollars in immediately available funds. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Class A-L Loan Agreement. This Note is the Class A-L Loan Note referred to in the Class A-L Loan Agreement and is entitled to the benefits thereof and of the Indenture. This Class A-L Loan Note may be prepaid in whole or in part subject to the terms and conditions provided in the Class A-L Loan Agreement and, upon the occurrence and continuation of a Class A-L Loan Event of Default specified in the Class A-L Loan Agreement and acceleration of the Borrower’s obligations pursuant to Section 5.2 of the Indenture, all amounts then remaining unpaid on this Class A-L Loan Note shall become immediately due and payable as provided in the Class A-L Loan Agreement. The Class A-L Lender may attach schedules to this Class A-L Loan Note and endorse thereon the date, amount and type of its Class A-L Loans and payments with respect thereto. The Borrower, for itself and its respective successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Class A-L Loan Note, except for any applicable notices expressly provided for in the Class A-L Loan Agreement. In the event of any conflict between the provisions of this Note and those of the Class A-L Loan Agreement, the provisions of the Class A-L Loan Agreement shall prevail.

B-2 NA_DECHERT.34101847.4 THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. CHURCHILL NCDLC CLO-II, LLC, as Borrower By: Nuveen Churchill Direct Lending Corp., its Designated Manager By: ____________________________________ Name: Title: